                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


             Date of Report (date of earliest event reported):
                               July 30, 2004


                               AIRGAS, INC.
          ______________________________________________________
          (Exact name of registrant as specified in its charter)



   Delaware                       1-9344                     56-0732648
_______________            _______________________          _____________
(State or other            (Commission File Number)         (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)



                 259 North Radnor-Chester Road, Suite 100
                          Radnor, PA  19087-5283
                 _________________________________________
                 (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                     _____________

Item 5.  Other Events
         ____________

On July 30, 2004, Airgas, Inc. (NYSE: ARG) announced that it completed the acquisition of the U.S. packaged gas business of The BOC Group, Inc. (NYSE: BOX) for about $175 million in cash plus up to $25 million to be paid on or about November 15, 2005, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

       99.1 - Press Release dated July 30, 2004

                                Signatures
                                __________

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant and Co-Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAS, INC.                         AIRGAS EAST, INC.
   (Registrant)                      AIRGAS GREAT LAKES, INC.
                                     AIRGAS MID AMERICA, INC.
                                     AIRGAS NORTH CENTRAL, INC.
BY:  /s/ Robert M. McLaughlin        AIRGAS SOUTH, INC.
     ____________________________
      Robert M. McLaughlin           AIRGAS GULF STATES, INC.
      Vice President & Controller    AIRGAS MID SOUTH, INC.
                                     AIRGAS INTERMOUNTAIN, INC.
                                     AIRGAS NORPAC, INC.
                                     AIRGAS NORTHERN CALIFORNIA & NEVADA, INC.
                                     AIRGAS SOUTHWEST, INC.
                                     AIRGAS WEST, INC.
                                     AIRGAS SAFETY, INC.
                                     RUTLAND TOOL & SUPPLY CO., INC.
                                     AIRGAS CARBONIC, INC.
                                     AIRGAS SPECIALTY GASES, INC.
                                     NITROUS OXIDE CORP.
                                     RED-D-ARC, INC.
                                     AIRGAS DATA, LLC

                                     ________________________________________
                                     (Co-Registrants)



                                     BY:  /s/ Robert M. McLaughlin
                                          _____________________________
                                           Robert M. McLaughlin
                                           Vice President


                                     ATNL, INC.

                                     ________________________________________
                                     (Co-Registrant)



                                     BY:  /s/ Melanie Andrews
                                          _____________________________
                                           Melanie Andrews
                                           President


DATED:   August 2, 2004